UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 12, 2012

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 12, 2012, the stockholders of Sanmina-SCI Corporation (the “Company”) approved an amendment to the Company’s 2009 Incentive Plan (the “2009 Plan”) to reserve an additional 2,500,000 shares of common stock for issuance thereunder.

The 2009 Plan permits the award of incentive stock options, non-statutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, and other forms of equity compensation as determined by the Board of Directors or permitted delegatees. The 2009 Plan also provides the ability to grant performance stock awards and performance cash awards. Equity awards may be made under the 2009 Plan to employees, consultants and members of the Company’s Board of Directors. The terms and conditions of each type of award are set forth in the 2009 Plan. The 2009 Plan expires on January 26, 2019.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 12, 2012, the Company’s held its 2012 Annual Meeting of Stockholders. The matters voted upon at the meeting by stockholders of record as of February 17, 2012 and the vote with respect to each such matter are set forth below:

1.                                                               To elect nine directors to serve for the ensuing year and until their successors are appointed or elected.

Nominee	For	Against	Abstain	Broker Non-Votes
Neil R. Bonke	63,182,418	2,216,083	75,910	10,910,903
John P. Goldsberry	64,980,134	417,398	76,879	10,910,903
Joseph G. Licata	63,822,201	1,574,559	77,651	10,910,903
Jean Manas	64,990,352	403,818	80,241	10,910,903
Mario M. Rosati	52,728,261	12,653,506	92,644	10,910,903
A. Eugene Sapp, Jr.	63,167,364	2,234,374	72,673	10,910,903
Wayne Shortridge	64,153,148	1,244,921	76,342	10,910,903
Jure Sola	63,724,863	1,669,117	80,431	10,910,903
Jackie M. Ward	63,973,886	1,431,862	68,663	10,910,903

2.                                                               To approve appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending September 29, 2012.

For	Against	Abstain	Broker Non-Votes
75,308,308	943,521	133,485	0

3.                                                               To approve the reservation of 2,500,000 shares of common stock for issuance under the 2009 Incentive Plan of the Company.

For	Against	Abstain	Broker Non-Votes
46,128,709	17,787,298	1,558,404	10,910,903

4.                                                               To approve, on a non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related disclosure.

For	Against	Abstain	Broker Non-Votes
47,355,174	16,547,481	1,571,756	10,910,903

5.                                                               To recommend, on an advisory (non-binding) basis, the frequency of future stockholder advisory (non-binding) votes on the compensation awarded to the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non- Votes
59,025,312	119,940	4,680,049	1,649,110	0

In light of the stockholders’ preference to hold advisory votes on the compensation awarded to the Company’s named executive officers every one year, the Company will hold such votes every one year until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

	By:	/s/ Michael R. Tyler
Michael R. Tyler
Executive Vice President, General Counsel
and Corporate Secretary

Date: March 14, 2012